Exhibit 32.2
Certification
Pursuant to Rule 13a-14(b) or
Rule 15d-14(b) and 18 U.S.C. Section 1350
(as adopted pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002)

Pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002), the undersigned officer of Coty Inc., a Delaware corporation (the “Company”), does hereby certify, to such officer’s knowledge, that:

The quarterly report on Form 10-Q for the quarter ended March 31, 2025 (the “Report”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78m or 78o(d)), and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 7, 2025	/s/Laurent Mercier
Laurent Mercier
Chief Financial Officer

The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and for no other purpose.